                                                                     Exhibit 2.1


                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT  AND PLAN OF MERGER (this "Agreement")made as of this 27th day of
                                          ---------
December, 2002, by and among Famous Fixins Inc., a New York corporation having its principal place of business at 1325 Howard Avenue, Suite #422, Burlingame, California 94010 ("Famous Fixins"), FIXN Acquisition Sub, Inc., a Delaware
                     --------------
corporation  ("FIXN  SUB"),  Warning Model Management, LLC, a California limited
               ---------
liability company having its principal place of business at 9440 Santa Monica Blvd South, Suite 400, Beverly Hills, California 90210 ("WMM"), Stephan
                                                                 ---
Chamberlain  (the  "WMM  Managing  Member")  and  all  of  the  members  of WMM.
                    ---------------------


     CAPITALIZED TERM USED IN THIS AGREEMENT AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN SECTION 27.


     WHEREAS, WMM shall acquire 100% of the common stock of FIXN SUB, a wholly owned subsidiary of Famous Fixins, upon the merger of FIXN SUB with and into WMM in exchange for a combination of convertible debentures plus fifty-one percent (51%) of the issued and authorized Famous Fixins Common Stock; and

     WHEREAS, Famous Fixins is authorized to issue 200,000,000 shares of its common stock, par value $0.001 per share (the "Famous Fixins Common Stock") of
                                             --------------------------
which 23,360,179  shares  are  issued  and outstanding (the "Outstanding Famous
                                                       -------------------------
Fixins Common  Stock");  and
---------------------

     WHEREAS, FIXN SUB is a wholly owned subsidiary of Famous Fixins and is authorized to issue 200 shares of common stock, par value $.001 (referred to as the "FIXN SUB Shares"), all of which such FIXN SUB Shares are issued and
      -----------------
outstanding  and  owned  by  Famous  Fixins;  and


     WHEREAS, the respective Boards of Directors of Famous Fixins and FIXN SUB and the Managing Member deem it advisable and generally to the advantage and welfare of the Companies, and their respective shareholders, that (i) FIXN SUB be merged with and into WMM under the terms and conditions hereinafter set forth (the "Merger") and to be a tax free reorganization under Section 368(a)(1)(A) of
 -----------
the  Code;  and

     NOW, THEREFORE, in consideration of the premises, covenants and conditions hereof, the parties hereto do mutually agree as follows:

1.     Vote  on  Merger and Related Matters.  The Constituent Corporations shall
       ------------------------------------
each, as soon as practicable but prior to closing, and in no event later than 10 days after the execution and delivery hereof, (i) cause a special meeting of its shareholders or members, as the case may be, to be called to consider and vote upon the Merger on the terms and conditions hereinafter set forth, or (ii) obtain written consent of such shareholders or members, as applicable, as is necessary to approve the Merger. Subject to the further conditions and provisions of this Agreement, a closing of the Merger shall be held (the "Closing"), and a certificate of merger and all other documents or instruments
---------
deemed necessary or appropriate by the parties hereto to effect the Merger shall be executed and filed with the Secretaries of States of the States of California and Delaware as promptly as possible thereafter. The certificate of merger for the Merger (the "Certificate of Merger") so filed shall be substantially in the
                  ---------------------
forms  of  Exhibits  A1  and A2 annexed hereto, with such changes therein as the
           --------------------
Boards  of  Directors  of  the  Constituent Corporations shall mutually approve.


2.     Representations,  Warranties  and  Covenants  of  WMM.   WMM  and the WMM
       ------------------------------------------------------
Managing Member(s), jointly and severally, represent, warrant and covenant as follows, except to the extent set forth on the WMM Schedule of Exceptions:

     (a) WMM is, and on the Effective Date will be, a duly organized and a validly existing limited liability company in good standing under the laws of California and in such other jurisdictions as it is qualified to do business. Each WMM Membership Interest, including the name of the Member and address for notice of the applicable Member is set fort on the WMM Schedule of Exceptions ("Outstanding WMM Membership Interests"). All Outstanding WMM Membership
  ---------------------------------------
Interests, on the Effective Date, will be duly authorized, validly issued, fully paid and nonassessable. There are no, and on the Effective Date there will be no, issued or outstanding rights, options or warrants to purchase any equity interest in WMM, including but not limited to any membership interests of WMM or any other issued or outstanding securities of any nature convertible into or exercisable or exchangeable for membership interests of WMM, as applicable. The Outstanding WMM Membership Interests have all been issued pursuant to an appropriate exemption from the registration requirements of the Securities Act and from any applicable registration requirements of the various states.

     (b) WMM does not have, and on the Effective Date will not have, any subsidiaries, nor does it own any direct or indirect interest in any other business entity.

     (c) WMM has, and on the Effective Date will have, full power and authority to enter into this Agreement and, subject to any required Member or other third party approval in accordance with the laws of the State of California, to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Managing Member and, prior to the Closing, by the Members.

     (d) WMM is qualified or licensed as a foreign limited liability company in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not have a material adverse effect on the business of WMM. The business of WMM does not require it to be registered as an investment company or investment adviser, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

     (e) The financial statements of WMM, consisting of its Balance Sheets as of WMM's fiscal year-end December 31, 2001 and December 31, 2000, its
Statement of Income (Loss) for the fiscal years ended December 31, 2001 and 2000, its Statement of Member's Equity for the two years ended December 31, 2001 and 2000, and its Statements of Cash Flows for the fiscal years ended December 31, 2001 and 2000, have been audited by independent public accountants and fairly present the financial position, results of operations and other information purported to be shown therein, at the date and for the respective periods to which they apply. The interim financial statements of WMM, consisting of its Balance Sheet as of March 31, 2002, June 30, 2002 and September 30, 2002, and its Statements of Income (Loss) for the nine months ended September 30, 2002, fairly present the financial position, results of operations and other information purported to be shown therein of WMM, at the date and for the respective periods to which they apply. All such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved, and have been adjusted for all normal and recurring accruals. All such financial statements (together, the "Financial Statements") have been delivered to Famous Fixins and
                 --------------------
are  incorporated  herein  and  made  a  part  hereof.

     (f) There has not been, and on the Effective Date there will not have been in the aggregate, any material adverse change in the condition, financial or otherwise, of WMM from that set forth in the Financial Statements.

     (g) Except for transactions occurring in the ordinary course of business, there has not been, and on the Effective Date there will not have been, any transactions involving WMM since September 30, 2002 in an amount in excess of $25,000.

     (h) There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against WMM (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Financial Statements, other than liabilities incurred in the ordinary course of business or taxes incurred on earnings since September 30, 2002.

     (i) All federal, state, county and local income, excise, property and other tax or information returns required to be filed by WMM have been filed, and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been established in the Financial Statements. The federal income tax returns and state and foreign income tax returns of WMM have not been audited by the IRS or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to WMM or any of their operations or businesses. There are no pending, or to the knowledge of WMM, threatened, tax claims or assessments, and there are no pending, or to the knowledge of WMM, threatened, tax examinations by any taxing authorities. WMM has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of WMM, for any year.

     (j) Except as provided for in the Financial Statements, WMM, has, and on the Effective Date will have, good and marketable title to all of its furniture, fixtures, equipment and other assets as set forth in the Financial Statements, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as set forth in the Financial Statements.

     (k) WMM is the owner of its inventory as set forth in the Financial Statements and has good and marketable title thereto.

     (l) The accounts receivable as set forth in the Financial Statements represent amounts due for goods sold or services rendered by WMM in the ordinary course of business and, except as reserved for in the Financial Statements, are collectable in the ordinary course of business.

     (m) A copy of all agreements, contracts, arrangements, understandings and commitments, whether written or oral, to which WMM is or on the Effective Date will be, a party, or from which WMM will receive substantial benefits and which are material to WMM (collectively, "Contracts"), have been delivered to Famous
                                      ---------
Fixins and FIXN SUB. A list of such Contracts is set forth on the WMM Schedule of Exceptions, which such schedule shall be amended at the Effective Date to reflect any Contracts entered into between the date hereof and the Effective Date. WMM is not now, nor will be on the Effective Date, in material default under any Contract. The validity and enforceability of, and rights of WMM contained in, each such Contract shall not be adversely effected by the Merger or the transactions contemplated hereby or any actions taken in furtherance hereof.

     (n) There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending, or to WMM's knowledge, as applicable, threatened, involving WMM, individually or in the aggregate in which an unfavorable determination could result in suspension or termination of WMM's business or authority to conduct such business in any jurisdiction or could result in the payment by WMM of more than $25,000 individually or $100,000 in the aggregate, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to WMM's best knowledge, there is no reasonable basis for any such proceeding, claim, action or governmental investigation. WMM is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of WMM.

     (o) Since September 30, 2002 there have been, and through the Effective Date there will be (i) no bonuses or extraordinary compensation to any of the officers, Managing Member or Members, (ii) no loans made to or any other transactions with any of the officers, Managing Member or Members or their families, and (iii) no dividends or other distributions declared or paid by WMM.

     (p) WMM has, and on the Effective Date will have, maintained casualty and liability policies and other insurance policies with respect to its business which are appropriate and customary for businesses similar in size, industry and risk profile. Copies of all of the policies of insurance and bonds presently in force with respect to WMM, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, officers and directors and public liability, have been delivered to Famous Fixins and FIXN SUB. All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and WMM has not received any notice of cancellation of any such policies.

     (q) WMM has, and on the Effective Date will have, no patents, patent applications, trademarks, trademark registrations or applications, trade names, copyrights, copyright registrations or applications, or other intellectual property. WMM does not have knowledge of any infringements by it of any third party's intellectual property.

     (r) Since its inception, WMM has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have and would not be expected to have a material adverse effect on its business or property.

     (s) There are, and on the Effective Date there will be, no loans, leases or other Contracts outstanding between WMM and any of its officers, Managing Member or any other Member or any person related to or affiliated with any such officers or Managing Member or any other Member.

     (t) During the past five year period neither WMM, nor any of its officers or Managing Member, nor any person intended upon consummation of the Merger to become an officer or director of either WMM or Famous Fixins or any successor entity or subsidiary, has been the subject of:

          (i) a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of WMM or such person, or any partnership in which WMM or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which WMM or any such person was an executive officer at or within two years before the time of such filing;

          (ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);

          (iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining WMM or any such person from, or otherwise limiting, the following activities:

               (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission ("CFTC") or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

               (B)  engaging  in  any  type  of  business  practice;  or

               (C) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

          (iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of WMM or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

          (v) a finding by a court of competent jurisdiction in a civil action or by the Commission to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

          (vi) a finding by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, and the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated.

     (u) WMM does not have any pension plan, profit sharing or similar employee benefit plan.

     (v) Except for the consent and approval of the Members and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by WMM of this Agreement and (ii) the consummation by WMM of the Merger and by WMM of all other transactions contemplated hereby. This Agreement has been duly executed and delivered by WMM and constitutes the legal, valid and binding obligation of WMM, enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (w) WMM knows of no person who rendered any service in connection with the introduction of Famous Fixins, FIXN SUB or WMM to any of the other companies, and they know of no claim by anyone for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

     (x) No employees of WMM are on strike or to the best of their knowledge threatening any strike or work stoppage. WMM does not have any obligations under any collective bargaining or labor union agreements nor is WMM involved in any material controversy with any of its employees or any organization representing any of its employees.

     (y) None of the information supplied or to be supplied by or about WMM for inclusion or incorporation by reference in any information supplied to holders of Famous Fixins Common Stock concerning the Merger, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     (z) The execution and delivery by WMM of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by WMM will not conflict with, result in a breach of or constitute or give rise to a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or Contract to which WMM is now a party or by which it or any of its assets or properties are bound; (ii) the Articles of Organization or the Operating Agreement of WMM, in each case as amended; or
(iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over WMM or any of its business or properties wherein such breach could have a material adverse effect on WMM or any of its business or properties.

     (aa) To the best of its knowledge, WMM is not in violation of any federal, state or local environmental law or regulation.

3.  Representations  and  Warranties  of  FIXN  SUB.   FIXN  SUB  represents and
    ------------------------------------------------
warrants  as  follows:

(a) FIXN SUB is, and on the Effective Date will be, a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue only the FIXN SUB Shares. On the Effective Date there will be issued and outstanding all of the FIXN SUB Shares, which shall be fully paid and nonassessable and all of which shall be owned by Famous Fixins. There are no, and on the Effective Date there will be no issued or outstanding options or warrants to purchase FIXN SUB Shares or any issued or outstanding securities of any nature convertible into FIXN SUB Shares, or any agreements or understandings to issue any FIXN SUB Shares, options or warrants.

(b) FIXN SUB has been organized solely for the purpose of consummating the Merger and, since its inception, has had no business activity of any nature other than those related to its organization or as contemplated by this Agreement.

(c) FIXN SUB has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of FIXN SUB.

(d) Since its inception, FIXN SUB has not issued or committed itself to issue, and to the Effective Date will not issue or commit to issue, any FIXN SUB Shares or any options, rights, warrants, or other securities convertible into FIXN SUB Shares, except for the issuance of the FIXN SUB Shares to Famous Fixins.

(e) Except for the consent and approval of the shareholders of FIXN SUB, and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by FIXN SUB of this Agreement and (ii) the consummation by FIXN SUB of the Merger and the other transactions contemplated hereby.

(f) The execution and delivery by FIXN SUB of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by FIXN SUB will not conflict with, result in a breach of or constitute or give rise to a default under any indenture, mortgage, deed of trust or other agreement, instrument or contract to which FIXN SUB is now a party or by which it or any of its assets or properties are bound or its Certificate of Incorporation or the bylaws of FIXN SUB as amended, or any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over FIXN SUB or any of its businesses or properties.

(g) FIXN SUB is, and on the Effective Date will be duly authorized, qualified, and licensed under any and all applicable laws, regulations, ordinances, or orders of public authorities to carry on its business in the places and in the manner as presently conducted or as contemplated in this Agreement. The business of FIXN SUB does not require it to be registered as an investment company or investment adviser as such terms are defined under the Investment Company Act and the Investment Advisers Act of 1940, each as amended.

(h)     FIXN  SUB  has,  and  on  the  Effective Date will have no subsidiaries.

(i) Except for (i) the incurring of expenses of its organization, (ii) the issuance of the FIXN SUB Shares to Famous Fixins, (iii) the incurring of expenses relating to this Agreement and the consummation of the transactions contemplated by this Agreement, and (iv) the consummation of the Merger, FIXN SUB has had, and on the Effective Date will have had no business and no financial or other transactions of any nature whatsoever.

(j) FIXN SUB has, and on the Effective Date will have no liabilities (including, but not limited to, tax liabilities) nor are there, or on the Effective Date will there be, any claims against FIXN SUB (whether such liabilities or claims are contingent or absolute, direct or indirect, and matured or unmatured) except for liabilities for its organization expenses or expenses incurred in connection with the Merger.

(k) FIXN SUB has, and on the Effective Date will have no fixtures, furniture, equipment, inventory or accounts receivable.

(l) FIXN SUB has, and on the Effective Date will have no contracts and commitments to which it is, or on the Effective Date will be a party, except for this Agreement and other documents and instruments contemplated hereby in connection with the Merger.

(m) There are, and on the Effective Date there will be no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against FIXN SUB, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to FIXN SUB's best knowledge, there is no reasonable basis for any other proceeding, claim, action or governmental investigation against FIXN SUB. FIXN SUB is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of FIXN SUB.

(n) Since the inception of FIXN SUB there have been, and to the Effective Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of FIXN SUB; (ii) no loans made to or any transactions with any officer or director of FIXN SUB; (iii) no dividends or other distributions declared or paid by FIXN SUB; and (iv) no purchase by FIXN SUB of any FIXN SUB Shares.

 (o) Since its inception, FIXN SUB has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue any FIXN SUB shares or any options, rights, warrants, or other securities convertible into FIXN SUB Shares except for the issuance of the FIXN SUB Shares to Famous Fixins.

(p) FIXN SUB has no patents, patent applications, trademarks, trademark registrations, tradenames, copyrights, copyright registrations or applications therefor.

(q) Since its inception, FIXN SUB has, and on the Effective Date will have in all material respects conducted its affairs in compliance with all applicable laws, rules and regulations.

(r) During the past five year period, no officer or director of FIXN SUB has been the subject of any Bad Event.

(s) FIXN SUB has no pension plan, profit sharing or similar employee benefit plan.

(t) FIXN SUB knows of no person who rendered any service in connection with the introduction of Famous Fixins, FIXN SUB or WMM to any of the other Companies and they know of no claim by anyone for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

(u)     FIXN  SUB  has  no  employees.

     4.  Representations  and  Warranties  of  Famous  Fixins.  Famous  Fixins
         ----------------------------------------------------
represents, warrants and covenants, except to the extent set forth on the Famous Fixins Schedule of Exceptions or except as set forth in the reports required to be filed by Famous Fixins under the Securities Act and the Exchange Act of 1934, as amended, including pursuant to Section 13(a) or 15(d) thereof ("SEC
                                                                             ---
Reports"),  as  follows:
--------

     (a) Famous Fixins is a duly organized and validly existing corporation in good standing under the laws of the State of New York, authorized to issue an aggregate of 200,000,000 shares of Famous Fixins Common Stock. On the Effective Date, there will be issued and outstanding no more than 47,673,834 shares of Famous Fixins Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable. Except as contemplated by this Agreement, on the Effective Date there will be no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of Famous Fixins Common Stock or any issued or outstanding securities of any nature convertible into shares of Famous Fixins Common Stock. There is no proxy or any other agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the right to vote any shares of Famous Fixins Common Stock.

     (b) Famous Fixins is, and on the Effective Date will be, duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted. The business of Famous Fixins does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

     (c) Famous Fixins has, and on the Effective Date will have no subsidiaries except for FIXN SUB.

     (d) The financial statements of Famous Fixins, consisting of its Balance Sheets as at December 31, 2001 and 2000, and its Statement of Operations for the fiscal years ended December 31, 2001 and 2000, its Statement of Stockholders' Equity as of December 31, 2001 and 2000, and its Statement of Cash Flows for the fiscal years ended December 31, 2001 and 2000, all together with accompanying notes, have been audited by independent public accountants, are complete and correct in all material respects, present fairly the financial position of Famous Fixins and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. The interim financial statements of Famous Fixins, consisting of its Balance Sheet as of September 30, 2002 and its Statement of Operations, Statement of Stockholders' Equity and Statement of Cash Flows for the six-month period ending September 30, 2002 have been prepared in accordance with generally accepted accounting principles and have been adjusted for all normal and recurring accruals and present fairly the financial position of Famous Fixins and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. All the financial statements referenced herein regarding Famous Fixins are collectively referred to as the "Famous Fixins Financial Statements", all of
                                     ----------------------------------
which  are  set  forth  in  the  SEC Reports publicly filed with the Commission.

     (e) There has not been, and on the Effective Date there will not have been, any material change in the financial condition of Famous Fixins from that set forth in the Famous Fixins Financial Statements except for (i) transactions in the ordinary course of business, (ii) transactions relating to this Agreement, and (iii) the incurring of expenses and liabilities relating to this Agreement.

     (f) There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against Famous Fixins (whether such liabilities or claims are contingent or absolute, direct or indirect, accrued or unaccrued and matured or unmatured) not appearing on the Famous Fixins Financial Statements, except for (i) liabilities for expenses incurred relating to this Agreement and the consummation of the transactions contemplated hereby and (ii) liabilities and commitments incurred or made in the ordinary course of Famous Fixins's business or taxes incurred on earnings since September 30, 2002.

     (g) All federal, state, county and local income, excise, property or other tax returns required to be filed by Famous Fixins have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefore has been set up in the Famous Fixins Financial Statements.

     (h) Famous Fixins has, and on the Effective Date will have, no fixtures, furniture, equipment, inventory or accounts receivable.

     (i) Famous Fixins has, and on the Effective Date will have, no material contracts to which it is, or on the Effective Date will be, a party.

     (j) There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending or to Famous Fixins's knowledge threatened in writing, against Famous Fixins, including, but not limited to any shareholder claims or derivative actions, or challenging the validity or propriety of the transactions contemplated by this Agreement, and, to Famous Fixins's best knowledge, there is no reasonable basis for any proceeding, claim, action or governmental investigation against Famous Fixins. Famous Fixins is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of Famous Fixins.

     (k) Since September 30, 2002 and to the Effective Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of Famous Fixins; (ii) no loans made to or transactions with any officer or director of Famous Fixins; (iii) no dividends or other distributions declared or paid by Famous Fixins; and (iv) no purchase by Famous Fixins of any of the Famous fixins common stock.

     (l) Famous Fixins has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue, any additional common shares or any options, rights, warrants, or other securities convertible into common shares, except as contemplated by this Agreement.

     (m) Famous Fixins has no patents, patent applications, trademarks, trademark registrations, trade names, copyrights, copyright registrations or applications therefor. Famous Fixins has no knowledge of any infringements by it of any third party's intellectual property.

     (n) Famous Fixins has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations.

     (o) On the Effective Date there will be no loans, leases, commitments, arrangements or other contracts of any kind or nature outstanding between (i) Famous Fixins and (ii) any officer or director of Famous Fixins or any person related to or affiliated with any officer or director of Famous Fixins.

     (p) During the past five year period, no officer or director of Famous Fixins has been the subject of any Bad Event.

     (q) Famous Fixins has no pension plan, profit sharing or similar employee benefit plan.

     (r) Except for the consent and approval of the Boards of Directors of FIXN SUB and Famous Fixins and the Managing Member and Members to the Merger, the filing of a Certificate of Merger, the filing of a Form 8-K within 15 days of the Effective Date and the filing of a Form D with the Commission and the State of California, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with
(i) the execution and delivery by Famous Fixins of this Agreement and (ii) the consummation of the Merger and the other transactions contemplated hereby. Famous Fixins has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been, or will be prior to the Effective Date, duly approved by the Board of Directors of Famous Fixins. This Agreement has been duly executed and delivered by Famous Fixins and constitutes the legal, valid and binding obligation of Famous Fixins enforceable against it in accordance with the terms hereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (s) Famous Fixins knows of no person who rendered any service in connection with the introduction of Famous Fixins, FIXN SUB or WMM to any of the other companies and they know of no claim by anyone for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

     (t)  Famous  Fixins  has  no  employees.

     (u) None of the information supplied or to be supplied by or about Famous Fixins to WMM concerning the Merger contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     (v) The execution and delivery by Famous Fixins of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by Famous Fixins will not conflict with, result in a breach of or constitute a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which Famous Fixins is now a party or by which it or any of its assets or properties is bound; (ii) the Certificate of Incorporation, as amended, or the bylaws of Famous Fixins, in each case as amended; or (iii) any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Famous Fixins or any of its business or properties.

     (w) To the best of its knowledge, Famous Fixins is not in violation of any federal, state or local environmental law or regulation.


5.     Representations  and  Warranties  of  each  Member.  Each  Member,
       --------------------------------------------------
including the Managing Member, for itself and no other Member, represents and warrants as follows:

(a)     Investment  Intent.  Such Member is acquiring the Member Securities
        ------------------
as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Member Securities or any part thereof. Such Member is acquiring the Member Securities hereunder in the ordinary course of its business. Such Member does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Member Securities.

(b)     Member  Status.  Such  Member  is an "accredited investor" as defined in
        --------------
Rule  501(a)  under  the  Securities  Act.

(c)     Experience  of  such Member.  Such Member, either alone or together with
        ---------------------------
its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Member Securities, and has so evaluated the merits and risks of such investment. Such Member is able to bear the economic risk of an investment in the Member Securities and, at the present time, is able to afford a complete loss of such investment.

(d)     General  Solicitation.  Such  Member  is  not  purchasing  the  Member
        ---------------------
Securities as a result of any advertisement, article, notice or other communication regarding the Member Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)     Famous  Fixin's  Information.  Such  Member has read the SEC Reports and
        ----------------------------
has had an opportunity to discuss Famous Fixin's business, management and financial affairs with directors, officers and management of Famous Fixins and has had the opportunity to review Famous Fixins's operations and facilities. Such Member has also had the opportunity to ask questions of and receive answers from, Famous Fixins and its management regarding the terms and conditions of this investment.

(f)     Residence.  If such Member is an individual, then such Member resides in
        ---------
the state or province identified in the address of such Member set forth on the WMM Schedule of Exceptions; if such Member is a partnership, corporation, limited liability company or other entity, then the office or offices of such Member in which its investment decision was made is located at the address or addresses of such Member set forth on WMM Schedule of Exceptions.

(g)     Rule  144.  Such  Member  acknowledges  and  agrees that the Member
        ---------
Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Member has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about Famous Fixins, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

     6.  Representations  to  Survive  Closing.  All  of  the  representations,
         -------------------------------------
covenants and warranties contained in this Agreement (including all statements contained in any certificate or other instrument delivered by or on behalf of Famous Fixins, FIXN SUB or WMM pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing for a period of three (3) years from the Effective Date.

     7.  Surviving  Corporation.  The  surviving  entity shall be WMM. Its name,
         ----------------------
identities, articles of organization, operating agreement, existence, purposes, powers, objects, franchises, rights and immunities shall be unaffected and unimpaired by the Merger, except as described in the Certificate of Merger.

     8.  Treatment  of  Shares  of  Constituent  Corporations.  The  terms  and
         -------------------------------------------------
conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the securities of each of the Constituent Corporations are as follows:

     (a) All of the Outstanding WMM Membership Interests shall be converted by virtue of the Merger at the Effective Date into, in the aggregate, (i) 24,313,655 shares of Famous Fixins Common Stock (the "Member Shares") and (ii)
                                                        -------------
$2,900,000 principal amount of convertible debentures in the form of the convertible debenture attached hereto as Exhibit B (the "WMM Debentures" and
                                             ---------       --------------
collectively  with  the  Member  Shares,  the  "Member  Securities").  After the
                                                ------------------
Effective Date, each Member, upon surrender of their Outstanding WMM Membership Interest existing immediately prior to the Effective Date, shall be entitled to receive from Famous Fixins, pro-rata based upon their respective share of such Outstanding Membership Interest, certificates representing their share of the Member Securities, which certificates shall contain any appropriate restrictive legend concerning the resale of such securities. Until so surrendered, any outstanding certificates or other documentation which, prior to the Effective Date, represented Outstanding WMM Membership Interests, shall be deemed for all corporate purposes to evidence ownership of the Member Securities into which such Outstanding WMM Membership Interests shall be convertible into. Upon such surrender, Outstanding WMM Membership Interests so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. Upon conversion, any fractional shares resulting from conversion shall be rounded to the nearest whole number of Member Shares.

     (b) All of the FIXN SUB Shares shall be converted by virtue of the Merger at the Effective Date into, in the aggregate, Membership Interests representing 100% of the Membership Interests of WMM, and all of such interests shall be held by Famous Fixins.

     (c) The separate existence and corporate organization of FIXN SUB, except insofar as it may be continued by statute, shall cease on Effective Date and WMM shall become a wholly owned subsidiary of Famous Fixins.

9.     Rights  and  Liabilities of Surviving Corporation.  (a)  On and after the
       -------------------------------------------------
Effective Date, WMM, as the surviving entity of the Merger, shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private and all of the property, real, personal and mixed, of FIXN SUB; all debts due to FIXN SUB on whatever account shall be vested in WMM; all claims, demands, property, rights, privileges, powers, franchises and every other interest of FIXN SUB shall be as effectively the property of WMM as they were of FIXN SUB; the title to any real estate by deed or otherwise in FIXN SUB shall not revert or be in any way impaired by reason of the Merger, but shall be vested in WMM; all rights of creditors and all liens upon any property of FIXN SUB shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts, liabilities and duties of FIXN SUB shall thenceforth attach to WMM and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and WMM shall indemnify and hold harmless Famous Fixins and the officers and directors of FIXN SUB against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     10.  Further  Assurances of Title.  As and when requested by WMM, or by any
          ----------------------------
of its successors or assigns, FIXN SUB shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as WMM may deem necessary or desirable in order to vest in and confirm to WMM title to and possession of the property acquired by WMM by reason or as a result of the Merger and otherwise to carry out the intent and purposes hereof, and the officers and directors of WMM and Famous Fixins are fully authorized in the name of WMM or Famous Fixins or otherwise to take any and all such action.

     11.  Conditions  of  Obligations  of  FIXN  SUB  and  Famous  Fixins.  The
          ---------------------------------------------------------------
obligation of FIXN SUB and Famous Fixins to consummate the Merger is subject to the following conditions prior to the Effective Date:

(a) WMM has not suffered an uninsured loss on account of fire, flood, accident, or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

(b) That no material transactions shall have been entered into by WMM other than transactions in the ordinary course of business between September 30, 2002 and the Effective Date, other than as referred to in this Agreement or in the schedules annexed, except with the prior written consent of Famous Fixins.

 (c) Except as disclosed in this Agreement or in the schedules annexed hereto, that no material adverse change in the aggregate shall have occurred in the financial condition of WMM since September 30, 2002.

 (d) That none of the properties or assets of WMM shall have been sold or otherwise disposed of other than in the ordinary course of business during such period, except with the prior written consent of Famous Fixins.

 (e) That WMM shall have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by WMM in this Agreement are true and correct, both when made and as of the Effective Date.

(f) That all applicable filings and regulatory approvals required to be made or obtained by WMM have been made or obtained.

(g) That this Agreement and the transactions contemplated hereby shall have been approved by appropriate action of WMM, the Managing Member and the Members.

(h) That there shall have been full compliance with the applicable securities or "blue sky" laws and regulations of any state or other governmental body having jurisdiction over the Merger.

(i)     That Famous Fixins shall have received from WMM the following documents:

(i) original signature page of this Agreement duly executed by WMM, the Managing Member and each Member;
(ii)    Good  Standing  Certificate  of  WMM;
(iii)   Certificate  of  Organization  of  WMM;
(iv)    Organizational  minutes  of  WMM  and  any  other documents required by
        Section  16;
(v)     Operating  Agreement  of  WMM;
(vi)    an  opinion from counsel to WMM, substantially in the form of Exhibit C
                                                                      ---------
        attached  hereto;
(vii)   Written  consent  of  Members  authorizing  the  Merger;
(viii) Certificate of the Managing Member evidencing compliance with the provisions of this Section 11;
(ix)    Form  D  and  evidence  of  filing  with  the  State of California; and
(x) Original signature page of each Certificate of Merger for filing with the Secretaries of State of California and Delaware.


12.     Conditions  of Obligations of WMM.  The obligations of WMM to consummate
        ---------------------------------
the  Merger are subject to the following conditions prior to the Effective Date:


     (a) That FIXN SUB and Famous Fixins are in compliance with their respective representations, warranties and covenants contained herein, and that WMM shall receive from each of FIXN SUB and Famous Fixins a certificate to such effect from the President of FIXN SUB and Famous Fixins as of the Effective Date.

     (b) That FIXN SUB and Famous Fixins shall not have suffered any loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

     (c) That no material transactions shall have been entered into by FIXN SUB or Famous Fixins other than transactions in the ordinary course of business since September 30, 2002, other than as referred to in this Agreement, except with the prior written consent of WMM.

     (d) That no material adverse change shall have occurred in the financial condition of FIXN SUB or Famous Fixins since September 30, 2002 other than as referred to in this Agreement.

     (e) That none of the properties or assets of FIXN SUB or Famous Fixins shall have been sold or otherwise disposed of other than in the ordinary course of business September 30, 2002, except with the written consent of WMM.

     (f) That FIXN SUB and Famous Fixins shall each have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by Famous Fixins herein are true and correct.

     (g) That all applicable filings and regulatory approvals required to be made or obtained by Famous Fixins have been made or obtained.

     (h) That Famous Fixins shall have held a meeting of its Board of Directors at which meeting all of its directors shall have resigned seriatim and the persons designated by WMM shall have been elected as directors of Famous Fixins, all subject to the consummation of the Merger.

     (i) That WMM shall have received from Famous Fixins and FIXN SUB the following documents:

(i) original signature page of this Agreement duly executed by Famous Fixins and FIXN SUB;
(ii)    Good  Standing  Certificate  of  Famous  Fixins;
(iii)   Good  Standing  Certificate  of  FIXN  SUB;
(iv)    Certificate  of  Incorporation  of  Famous  Fixins;
(v)     Certificate  of  Incorporation  of  FIXN  SUB;
(vi) Organizational minutes of Famous Fixn and any other documents required by Section 15;
(vii)   Organizational minutes of FIXN SUB and any other documents required by
        Section  15;
(viii)  By-Laws  of  Famous  Fixins;
(ix)    By-Laws  of  FIXN  SUB;
(x) an opinion from counsel to FIXN SUB, substantially in the form of Exhibit D attached hereto;
        -----------
(xi)    Written  consent  of  shareholders  of FIXN SUB authorizing the Merger;
(xii) Written consent of the Board of Directors of Famous Fixins authorizing the Merger;
(xiii) Officer's Certificate of Famous Fixins evidencing compliance with the provisions of this Section 12; and
(xiv) Officer's Certificate of FIXN SUB evidencing compliance with the provisions of this Section 12.

     13.     Abandonment.  This Agreement and the Merger may be abandoned (a) by
             -----------
any of the Companies, acting by its Board of Directors, at any time prior to its adoption by the shareholders of such Company, as provided by law, (b) by any of the Companies, acting by its Board of Directors by written notice to the other parties hereto, at any time in the event of the failure of any condition in favor of such entity as to which the consummation of the Merger is subject, or
(c) by the consent of all the Companies, acting each by its Board of Directors, at any time after such adoption by such shareholders and prior to the Effective Date. In the event of abandonment of this Agreement, the same shall become wholly void and of no effect, and there shall be no further liability or obligation hereunder on the part of any of the Companies, their respective
Boards  of  Directors  or  any  other  party  to  this  Agreement.

14.     Closing  or  Termination.  In  the  event  the Closing of this Agreement
        ------------------------
shall not take place by December 31, 2002, due to failure of any condition of closing required herein, any party shall have the right to terminate this Agreement, in which event no party shall have any further right or obligation as against any other.

15.     Delivery of Corporate Proceedings of Famous Fixins and FIXN SUB.  At the
        ----------------------------------------------------------------
Closing, Famous Fixins and FIXN SUB shall deliver to counsel for WMM the originals of all of the corporate proceedings of Famous Fixins and FIXN SUB, duly certified by their respective Secretaries, relating to this Agreement.

16.     Delivery  of  Corporate  Proceedings  of WMM.  At the Closing, WMM shall
        ---------------------------------------------
deliver to counsel for Famous Fixins and FIXN SUB the originals of all of the corporate proceedings of WMM, duly certified by its Secretary, relating to this Agreement and a draft of the language proposed to be included the Form 8-K to be filed within 15 days of the Effective Day, which draft shall be substantially in compliance with the requirements of Form 8-K.

17.      Limitation  of  Liability.  The  representations and warranties made by
         -------------------------
any party to this Agreement are intended to be relied upon only by the other parties to this Agreement and by no other person. Nothing contained in this Agreement shall be deemed to confer upon any person not a party to this Agreement any third party beneficiary rights or any other rights of any nature whatsoever.

18.       Further  Instruments  and  Actions.  Each  party  shall  deliver  such
          ----------------------------------
further instruments and take such further action as may be reasonably requested by any other in order to carry out the intent and purposes of this Agreement.

19.     Governing  Law.  This Agreement is being delivered and is intended to be
        --------------
performed in the State of New York and shall be construed and enforced in accordance with the laws of such State without regard to conflicts of laws thereof.

20.     Notices.  All notices or other communications to be sent by any party to
        -------
this Agreement to any other party to this Agreement shall be sent by certified mail, nationwide overnight delivery service or by personal delivery or nationwide overnight courier to the addresses hereinbefore designated, or such other addresses as may hereafter be designated in writing by a party.

21.     Binding Agreement.  This Agreement represents the entire agreement among
        -----------------
the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by the party to be charged.

22.     Counterparts.  This  Agreement  may  be executed in counterparts, all of
        ------------
which,  when  taken  together,  shall  constitute  the  entire  Agreement.

23.     Severability.  The  provisions  of this Agreement shall be severable, so
        ------------
that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

     24.     Joint  Drafting.  This  Agreement  shall  be  deemed  to  have been
             ---------------
drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement.

     25.     Reliance  on  Certificates.  In  rendering  any opinion referred to
             --------------------------
herein, counsel for the parties hereto may rely, as to any factual matters involved in their respective opinions, on certificates of public officials and of corporate and company officers, and on such other evidence as such counsel may reasonably deem appropriate and, as to the matters governed by the laws of jurisdictions other than the United States or the States of New York and California, an opinion of local counsel in such other jurisdiction(s), which counsel shall be satisfactory to the other parties in the exercise of their reasonable discretion.

     26.     Public  Announcements.  All  parties  hereto  agree that any public
             ---------------------
announcement, press release or other public disclosure of the signing of this Agreement shall be made jointly and only after all parties hereto have reviewed and approved the language and timing of such disclosure, except as such disclosure may be required pursuant to any legal obligation or order of any court having proper jurisdiction over any of the parties hereto.

27.     Definitions.  In  addition  to  the  terms  defined  elsewhere  in  this
        -----------
Agreement,  the  following terms have the meanings indicated in this Section 27:


     "Bad  Events" shall mean, collectively, the events described in clauses (i)
      -----------
through  (vi)  of  Section  2(t).

     "Certificate  of  Merger"  shall  have  the meaning set forth in Section 1.
      -----------------------

     "CFTC"  shall  have  the  meaning  set  forth  in  Section  2(t)(iii)(A).
      ----

     "Closing"  shall  have  the  meaning  set  forth  in  Section  1.
      -------

     "Code"  shall  mean  the  Internal  Revenue  Code  of  1986,  as  amended.
      ----



     "Commission"  shall  mean  the  Securities  and  Exchange  Commission.
      ----------

     "Commission  Reports"  shall  have  the  meaning  set  forth in the opening
     --------------------
paragraph of  Section  4

     "Companies"  shall  mean,  collectively,  Famous  Fixins, FIXN SUB and WMM.
      ---------

     "Contracts"  shall  have  the  meaning  set  forth  in  Section  2(m).
      ---------

     "Constituent  Corporations"  shall  mean,  collectively,  WMM and FIXN SUB.
      -------------------------

     "Effective  Date"  shall  mean  the date the Certificate of Merger is filed
      ---------------
with  the State  of  California.

     "Famous  Fixins"  shall  mean  Famous  Fixins Inc., a New York corporation.
      --------------

     "Famous Fixins Common Stock" shall have the meaning set forth in the second
     ----------------------------
recital  to  this  Agreement.


     "Famous  Fixins  Financial  Statements" shall have the meaning set forth in
      ----------------------------------
Section 4(d).

     "Famous  Fixins Schedule of Exceptions" shall mean the schedule of exceptions
      -------------------------------------
to  the  representations,  warranties  and covenants of Famous Fixins annexed hereto and  made  a  part  hereof.

    "Financial  Statements"  shall  have  the  meaning  set  forth  in Section 2(e).
     ---------------------

    "FIXN  SUB"  shall  mean  FIXN Acquisition Sub, Inc., a Delaware corporation and
     ---------
wholly  owned  subsidiary  of  Famous  Fixins.

    "FIXN  SUB Shares" shall have the meaning set forth in the third recital to this
     ----------------
Agreement.

    "IRS"  shall  mean  the  Internal  Revenue  Service.
     ---

    "Member"  shall  mean  each  member  of  WMM as set forth on the WMM Schedule of
     ------
Exceptions.

    "Member  Securities"  shall  mean  the  Member  Shares  and  the WMM Debentures.
     ------------------

    "Member  Shares"  shall  have  the  meaning  set  forth  in  Section  8(a).
     --------------

    "Merger"  shall  have  the  meaning  set  forth  in  the  fourth recital to this
     ------
Agreement.

    "Outstanding Famous Fixins Common Stock" shall have the meaning set forth in the
     --------------------------------------
second  recital  to  this  Agreement.

    "Outstanding  WMM  Membership  Interests"  shall  have  the meaning set forth in
     ---------------------------------------
Section  2(a).

    "Securities  Act"  shall  mean  the  Securities Act of 1933, as amended, and the
     ---------------
rules  and  regulation  promulgated  thereunder.

    "WMM"  shall  mean Warning Model Management, LLC, a California limited liability
     ---
company.

    "WMM  Debentures"  shall  have  the  meaning  set  forth  in  Section  8(a).
     ---------------

    "WMM  Managing  Member"  shall  mean  Steve  Chamberlain.
     ---------------------

    "WMM  Schedule  of  Exceptions"  shall  mean  the  schedule of exceptions to the
     -----------------------------
representations,  warranties and covenants of WMM annexed hereto and made a part hereof.





                            [SIGNATURE PAGE FOLLOWS]



     IN WITNESS WHEREOF, the parties hereto have made and executed this Agreement as of the day and year first above written.


                                        FAMOUS  FIXINS,  INC.

                                        By:  /s/  S.  Michael  Rudolph
                                        Name:  S.  Michael  Rudolph
                                        Title:  Director


                                        WARNING  MODEL  MANAGEMENT, LLC


                                        By:  /s/  Stephen Chamberlin
                                        Name:  Stephen  Chamberlain
                                        Title:

                                        FIXN  ACQUISITION  SUB,  INC.

                                        By:  /s/  S.  Michael  Rudolph
                                        Name:  S.  Michael  Rudolph
                                        Title:  Director


                                        MANAGING  MEMBER:

                                        /s/  Stephen  Chamberlin
                                        ------------------------
                                        Stephen  Chamberlain

                                        MEMBERS:

                                        /s/  Stephen  Chamberlin
                                        ------------------------
                                        Stephen  Chamberlain

                                        /s/  George  Furla
                                        ------------------
                                        George  Furla

                                        /s/  Jeffrey  Wong
                                        ------------------
                                        Jeffrey  Wong